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                                                                    Exhibit 32.2

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

         In connection with this Amendment No. 1 to the annual report on Form 10-K/A of Thor Industries, Inc. for the period ended July 31, 2003, which amends the annual report on Form 10-K/A of Thor Industries, Inc. dated October 24, 2003, filed with the Securities and Exchange Commission on October 29, 2003 (as amended, the "Report"), I, Walter L. Bennett, Chief Financial Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.

Date: November 14, 2003


                                   /s/  Walter L. Bennett
                                   --------------------------------------------
                                   Walter L. Bennett
                                   Chief Financial Officer
                                   (principal financial and accounting officer)